Exhibit 99.1 - Form 3 Joint Filer Information

                              Exhibit 99.1

                     Form 3 Joint Filer Information


This Form 3 is being jointly filed by each of the following persons.

Name:                              Allen Huie Family Trust

Address:                           c/o Kelley Drye & Warren, LLP
                                   101 Park Avenue
                                   New York, NY 10178

Designated Filer:                  Julie Yim G. Moy

Issuer and Ticker Symbol:          China Renewable Energy Holdings, Inc.

Date of Event Requiring Statement: April 24, 2008

Signature:                         /s/Julie Yim G. Moy
                                   -------------------------
                                   Julie Yim G. Moy, Trustee

Name:                              King Keung Moy, Trustee

Address:                           Allen Huie Family Trust
                                   c/o Kelley Drye & Warren, LLP
                                   101 Park Avenue
                                   New York, NY 10178

Designated Filer:                  Julie Yim G. Moy

Issuer and Ticker Symbol:          China Renewable Energy Holdings, Inc.

Date of Event Requiring Statement: April 24, 2008

Signature:                         /s/King Keung Moy
                                   -----------------------------
                                   King Keung Moy, Trustee for
                                   the Allen Huie Family Trust

Name:                              Debbie Moy, Trustee

Address:                           Allen Huie Family Trust
                                   c/o Kelley Drye & Warren, LLP
                                   101 Park Avenue
                                   New York, NY 10178

Designated Filer:                  Julie Yim G. Moy

Issuer and Ticker Symbol:          China Renewable Energy Holdings, Inc.

Date of Event Requiring Statement: April 24, 2008

Signature:                         /s/Debbie Moy
                                   -----------------------------
                                   Debbie Moy, Trustee for
                                   the Allen Huie Family Trust

Name:                              Allen Tat Yan Huie Charitable
                                   Remainder Trust

Address:                           c/o Kelley Drye & Warren, LLP
                                   101 Park Avenue
                                   New York, NY 10178

Designated Filer:                  Julie Yim G. Moy

Issuer and Ticker Symbol:          China Renewable Energy Holdings, Inc.

Date of Event Requiring Statement: April 24, 2008

Signature:                         /s/Julie Yim G. Moy
                                   -----------------------------
                                   Julie Yim G. Moy, Trustee for the
                                   Allen Tat Yan  Charitable Remainder Trust